=======================================================
TABLE OF CONTENTS
=======================================================
PERFORMANCE SUMMARY                                   2
-------------------------------------------------------
LETTER TO SHAREHOLDERS                                3
-------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
-------------------------------------------------------
  PORTFOLIO MANAGERS INTERVIEW                        4
-------------------------------------------------------
  FUND PROFILE                                        6
-------------------------------------------------------
FINANCIALS
-------------------------------------------------------
  THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT            8
-------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                      17
-------------------------------------------------------

========================================================------------------------
THE GUARDIAN PARK AVENUE FUND
=======================================================
OBJECTIVE:    Long-term growth of capital
-------------------------------------------------------
PORTFOLIO:    At least 80% common stocks and
              securities convertible into
              common stocks
-------------------------------------------------------
INCEPTION:    June 1, 1972
-------------------------------------------------------
NET ASSETS AT DECEMBER 31, 1998: $3,380,256,722
-------------------------------------------------------


     "WE BELIEVE THAT THE BEST WAY TO ACHIEVE CONSISTENTLY OUTSTANDING RETURNS IS TO COMBINE TRIED AND TESTED QUANTITATIVE TOOLS WITH GOOD INVESTMENT JUDGMENTS."

                                          --Larry Luxenberg, C.F.A.
                                            Co-Portfolio Manager

                                          --John B. Murphy, C.F.A.
                                            Co-Portfolio Manager

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

====================------------------------------------------------------------
PERFORMANCE SUMMARY
===================-------------------------------------------------------------

--------------------------------------------------------------------------------
      INVESTMENT OPTION                                TOTAL RETURN*
      -----------------                                ------------
      The Guardian Park Avenue Fund .................     20.11%
      Value Line Leveraged Growth Investors .........     38.26%
      Value Line Special Situations Fund ............     28.61%
      Value Line Fund ...............................     19.08%
      Value Line Income Fund ........................     26.58%
      Value Line U.S. Govt. Securities Fund .........      6.62%
      Value Line Cash Fund ..........................      4.01%


FIXED-RATE OPTION

     The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option during 1998 were as follows: for the month of January, 5.40%; for the months of February through September, 5.25% -- and for the months of October through December, 5.00%.

     Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.
--------------------------------------------------------------------------------

* The chart above shows the total returns for each investment option under Value Guard based on the percentage change in unit values during the period January 1, 1998 through December 31, 1998. In contrast to the returns presented elsewhere, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

     You will receive, under a separate cover, annual reports for the Value Line funds (available under Value Guard) shortly.

--------------------------------------------------------------------------------

===================-------------------------------------------------------------
DEAR CONTRACTOWNER:
===================


       [PHOTO]

-----------------------
Joseph D. Sargent, CLU
President & CEO

     As President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC), and its parent, The Guardian Life Insurance Company of America, I am proud to introduce this Annual Report on the performance of your contract's separate account and its underlying investment options during 1998. I hope you will enjoy learning more about your investments as well as the economic outlook for the coming year.

ON OUR RATINGS

     Once again, we are proud to report that as of December 31, 1998, GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators; Moody's, Standard & Poor's, A.M. Best and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to the investment options available under the Guardian Investor Retirement Asset Manager, which are subject to the risks of investing in securities. We are proud of our ratings because they reflect the strength of GIAC, which stands behind the contract's guarantees.

OUR COMMITMENT TO YOU

     We at GIAC have a strong commitment to our contractowners. We strive to keep you informed about your investments and the current economic environment, in order to help you make the best possible decisions for your future.

     To this end, we have included a letter from Frank J. Jones, Ph.D., Chief Investment Officer of GIAC, and interviews with the managers of your contract's underlying investment options. I invite you to read these materials to learn more about the strategies used to manage your investment options during the past year.

     Thank you for continuing to invest for your future through GIAC.


                                          Sincerely,


                                          /s/ JOSEPH D. SARGENT
                                          --------------------------------------
                                          Joseph D. Sargent, CLU
                                          President & Chief Executive Officer

--------------------------------------------------------------------------------

=============================---------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
=============================


      [PHOTO]                            [PHOTO]

----------------------            ----------------------
Larry Luxenberg, C.F.A.           John B. Murphy, C.F.A.
Co-Portfolio Manager              Co-Portfolio Manager


Q. HOW DID THE FUND PERFORM IN 1998?

A. For an unprecedented fourth consecutive year, The Guardian Park Avenue Fund had a return of more than 20%. The Fund earned a total return of 21.30%,(1) as compared with a total return of 28.58% for the S&P 500 Index.(2) 1998 was a year of political and economic turbulence, and investors were filled with optimism in the beginning and at the end of the year. In between, there was also extreme volatility and highly divergent returns among different types of stocks. In the space of three months, most major market indices dropped close to 20% and then rallied 20%. Those two moves were the quickest of that size in modern market history.

     The gains in the market occurred in an extremely narrow range of stocks. According to a Salomon Smith Barney report,(3) only 12 stocks accounted for half the gain in the S&P 500 Index, which is weighted by the market capitalization of the companies included in the index. Similarly, while the S&P 500 returned 28.58%, the average stock in the index was up only 10.95%, according to a Merrill Lynch research report.(4) Even more startling, in a year in which the major averages set all time record highs, more than half of the New York Stock Exchange and NASDAQ stocks ended the year down.

Q. WHAT FACTORS AFFECTED FUND PERFORMANCE IN 1998?

A. The Fund generated a good absolute return and also did well compared to other funds in its peer group. According to Lipper Analytical Services,(5) the performance for the average U.S. equity mutual fund was 14.52%. However, the Fund did underperform the S&P 500 by seven percentage points. We attribute the slippage largely to the extreme concentration of returns among a handful of stocks in the S&P 500.

     Over the twenty-six year history of the Fund, we have always attempted to produce consistent as well as outstanding returns. To do that, we run a diversified Fund, which at year-end had in excess of 270 stocks.

     Helping performance during the year was our quantitative work on specific stocks as well as our internal assessment that 1998 would be another good year for large-cap stocks, generally. At year-end 1998, the Fund's overall investments reflected a weighted market capitalization two-thirds as large as that of the S&P 500. We gradually increased the weighting all year, reaching near parity with the S&P 500 by the end of September and keeping at that level through year-end.

----------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares -- returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charge except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3)  "Equity Strategy," John L. Manley, December 23, 1998.

(4)  "Performance Monitor," Richard Bernstein, January 1999.

(5) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges, and performance would be different if sales charges were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Finally, we also remained committed to growth stocks all year and continually pared our holdings in sectors exposed to commodity prices (such as energy and metals), many of which plunged to quarter century lows.

Q. WHAT STRATEGIES DO YOU USE TO MANAGE THE FUND?

A. There was no change in our strategic approach during the year. We rely on a combination of quantitative techniques and our own fundamental judgments. We believe that the best way to achieve consistently outstanding returns is to combine tried and tested quantitative tools with good investment judgments.

     Our quantitative work combines a cluster of approaches. We look at the portfolio from a top-down view as well as from the bottom up. Finally, we are continually refining our tools to deal with the increasing risk and volatility in the capital markets. Our top-down approach involves a number of different predictive models that we use to identify which portfolio styles are most likely to do well. The bottom-up approach uses a multi-factor stock scoring system to identify specific attractive stocks within our 2200-stock research universe.

Q. WHAT DO YOU ENVISION FOR THE STOCK MARKET IN 1999?

A. As the year begins, we see continued conflicting forces. The valuation of the market is high, by many measures the highest in modern stock market history. Inflation remains low with even modest doses of deflation possible. The U.S. economy remains strong, although corporate profits are weakening. But around the world, many economies are still under great stress. In combination, we expect these forces to produce continued high volatility for the market but we plan to stick to the approach and methodologies that have served the Fund well in the past. We believe these methodologies will help us to achieve superior performance. THE GUARDIAN PARK AVENUE FUND PROFILE AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF DECEMBER 31, 1998
---------------------------------------------

    -----------------------------------------         SECTOR WEIGHTINGS OF
    TOP 10 HOLDINGS AS OF 12/31/98                     COMMON STOCKS HELD
    -----------------------------------------   BY THE FUND ON DECEMBER 31, 1998
     1. Microsoft Corp.                 4.44%
    -----------------------------------------
     2. Int'l. Business Machines        3.29%     [GRAPHICAL REPRESENTATION
    -----------------------------------------          OF THE PIE CHAR]
     3. Pfizer, Inc.                    3.28%
    -----------------------------------------     Basic Industrie--0.55%
     4. General Electric Co.            3.01%     Credit Cyclicals--1.25%
    -----------------------------------------     Transportation--2.60%
     5. BellSouth Corp.                 2.53%     Energy--3.37%
    -----------------------------------------     Capital Goods--4.00%
     6. Wal-Mart Stores, Inc.           2.41%     Capital Goods
    -----------------------------------------       /Technology--24.23%
     7. Bristol-Myers Squibb Corp.      2.39%     Consumer Services--6.38%
    -----------------------------------------     Utilities--14.44%
     8. Ford Motor Co.                  2.14%     Consumer Staples--20.03%
    -----------------------------------------     Financial--10.32%
     9. MCI WorldCom, Inc.              1.92%     Consumer Cyclical--12.38%
    -----------------------------------------     Conglomerates--0.45%
    10. Merck & Co., Inc.               1.91%
    -----------------------------------------
    For a complete list of portfolio holdings,
    please see the Schedule of Investments.
    -----------------------------------------

-------------------------------------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED 12/31/98

                                                  Inception                                          Since
                                                    Date        1 Year     5 Years    10 Years      Inception
-------------------------------------------------------------------------------------------------------------
  Class A Shares (with sales charge)                6/1/72       15.84%     21.20%     18.71%         16.72%
  At Net Asset Value (without sales charge)                      21.30%     22.32%     19.26%         16.92%
-------------------------------------------------------------------------------------------------------------
  Class B Shares (with sales charge)                5/1/96       17.18%        N/A        N/A         26.31%
  At Net Asset Value (without sales charge)                      20.16%        N/A        N/A         26.82%
-------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                  28.58%     23.96%     19.10%         13.56%
                                                                                                     (6/1/72)
-------------------------------------------------------------------------------------------------------------

----------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

           The Guardian                          Lipper U.S.
         Park Avenue Fund      S&P 500          Equity Growth          Cost of
            (Class A)           Index            Fund Average          Living
          -----------        -----------         -----------        -----------
6/1/72     1    9550          1   10000           1   10000           1  10000
           2    9352          2    9791           2    9746           2  10072
           3    9495          3   10173           3    9548           3  10169
1972       4    9919          4   10936           4   10002           4  10266
           5    8954          5   10404           5    8773           5  10483
           6    7758          6    9802           6    7699           6  10676
           7    9104          7   10271           7    8788           7  10918
1973       8    8355          8    9320           8    7686           8  11184
           9    8898          9    9061           9    7492           9  11546
          10    8095         10    8376          10    6661          10  11836
          11    6816         11    6276          11    5224          11  12222
1974      12    7016         12    6861          12    5701          12  12536
          13    9052         13    8434          13    7001          13  12754
          14   10222         14    9724          14    8176          14  12923
          15    9524         15    8662          15    7174          15  13188
1975      16   10311         16    9410          16    7588          16  13430
          17   12315         17   10819          17    8924          17  13527
          18   12926         18   11077          18    9084          18  13696
          19   13570         19   11281          19    9043          19  13913
1976      20   14713         20   11627          20    9483          20  14106
          21   14576         21   10762          21    8951          21  14396
          22   15548         22   11107          22    9480          22  14614
          23   15170         23   10794          23    9340          23  14807
1977      24   15894         24   10765          24    9674          24  15048
          25   16186         25   10235          25    9527          25  15314
          26   17952         26   11100          26   10724          26  15700
          27   19593         27   12062          27   11821          27  16063
1978      28   18195         28   11455          28   11002          28  16401
          29   19967         29   12263          29   11945          29  16884
          30   20459         30   12583          30   12544          30  17440
          31   22475         31   13535          31   13793          31  17971
1979      32   23489         32   13539          32   14501          32  18575
          33   22448         33   12987          33   13536          33  19348
          34   24637         34   14722          34   15484          34  19928
          35   27183         35   16363          35   18053          35  20266
1980      36   28544         36   17908          36   19852          36  20870
          37   30553         37   18146          37   20432          37  21401
          38   30553         38   17726          38   20347          38  21860
          39   28041         39   15910          39   17993          39  22488
1981      40   30196         40   17010          40   19380          40  22729
          41   28244         41   15773          41   18074          41  22874
          42   28221         42   15682          42   18100          42  23430
          43   32078         43   17473          43   20123          43  23599
1982      44   37863         44   20656          44   24326          44  23599
          45   42172         45   22720          45   27061          45  23696
          46   49604         46   25228          46   30611          46  24010
          47   48521         47   25185          47   29869          47  24251
1983      48   48698         48   25281          48   29333          48  24493
          49   46645         49   24675          49   27414          49  24855
          50   47823         50   24028          50   26721          50  25048
          51   53052         51   26344          51   28574          51  25290
1984      52   54864         52   26823          52   28930          52  25483
          53   61530         53   29283          53   31492          53  25797
          54   65012         54   31410          54   33601          54  25966
          55   60468         55   30132          55   32193          55  26111
1985      56   72960         56   35290          56   37156          56  26449
          57   87231         57   40238          57   42720          57  26353
          58   93553         58   42592          58   44999          58  26425
          59   82542         59   39627          59   41062          59  26570
1986      60   86371         60   41842          60   42571          60  26763
          61  106898         61   50759          61   51317          61  27126
          62  104621         62   53272          62   52563          62  27400
          63  111995         63   56777          63   55749          63  27729
1987      64   88927         64   43977          64   44085          64  27947
          65  100335         65   46480          65   47392          65  28164
          66  107311         66   49515          66   50056          66  28502
          67  105853         67   49563          67   49730          67  28913
1988      68  107404         68   51158          68   50482          68  19179
          69  117426         69   54775          69   54123          69  29656
          70  124277         70   59546          70   58562          70  29976
          71  135522         71   65881          71   64497          71  30169
1989      72  133003         72   67206          72   63984          72  30531
          73  131154         73   65183          73   62581          73  31087
          74  131990         74   69211          74   67101          74  31401
          75  111333         75   59736          75   56465          75  32029
1990      76  116611         76   65046          76   61087          76  32415
          77  138452         77   74504          77   71872          77  32633
          78  136860         78   74303          78   71176          78  32874
          79  149259         79   78263          79   76341          79  33116
1991      80  157618         80   84775          80   83235          80  33382
          81  162078         81   82672          81   82319          81  33647
          82  159469         82   84210          82   80113          82  33889
          83  167044         83   86846          83   82496          83  34106
1992      84  189879         84   91214          84   89848          84  34396
          85  208278         85   95200          85   92144          85  34686
          86  215651         86   95619          86   92749          86  34879
          87  234327         87   98067          87   97203          87  35048
1993      88  228375         88  100342          88   99458          88  35338
          89  221843         89   96569          89   96044          89  35556
          90  219203         90   96936          90   93504          90  35773
          91  227686         91  101657          91   98580          91  36087
1994      92  225091         92  101617          92   97271          92  36280
          93  245506         93  111514          93  104431          93  36546
          94  271285         94  122063          94  114202          94  36836
          95  298576         95  131706          95  123909          95  37005
1995      96  302248         96  139569          96  126735          96  37126
          97  317905         97  147050          97  133553          97  37585
          98  334627         98  153579          98  139376          98  37850
          99  348213         99  158217          99  143418          99  38019
1996     100  382268        100  171365         100  150775         100  38331
         101  386091        101  176009         101  148815         101  38712
         102  452576        102  206652         102  172283         102  39010
         103  502902        103  222048         103  190631         103  39400
1997     104  515475        104  228376         104  188286         104  39873
         105  570785        105  260189         105  212500         105  40271
         106  586539        106  268697         106  216367         106  40497
1998     107  511638        107  241962         107  187201         107  40720
12/31/98 108  625222        108  293403         108  229378         108  40964

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $625,222 on December 31, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $293,403. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $229,378. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------


=========================================-------------------------------------------------------------------------------------------
THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
========================================

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31,1998
                      ASSETS
                        Shares owned in underlying fund--Note 1 ........................................................
                        Net asset value per share (NAV) ................................................................
                          Total Assets (Shares x NAV) ..................................................................


                      LIABILITIES
                        Risk charges and other liabilities .............................................................
                      NET ASSETS--NOTE 3 ...............................................................................


                      FIFO cost ........................................................................................




========================================--------------------------------------------------------------------------------------------
THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
========================================

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                      INVESTMENT INCOME
                        Income:
                          Reinvested dividends .........................................................................
                        Expenses--Note 4:
                          Mortality and expense risk charges ...........................................................
                          Net investment income/(expense) ..............................................................


                      REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
                        Realized gain/(loss) from sale of investments:
                          Net realized gain/(loss) from sale of investments ............................................
                          Reinvested realized gain distributions .......................................................
                          Net realized gain/(loss) on investments ......................................................
                        Net change in unrealized appreciation/(depreciation) of investments ............................
                          Net realized and unrealized gain/(loss) from investments .....................................
                      NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATION ...................................



                                                 See notes to financial statements.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                        INVESTMENT DIVISIONS
            ------------------------------------------------------------------------------------------------------------------------
                                                                                     VALUE LINE
                                                                   VALUE LINE         LEVERAGED        VALUE LINE
              GUARDIAN                           VALUE LINE          SPECIAL           GROWTH        U.S. GOVERNMENT     VALUE LINE
             PARK AVENUE       VALUE LINE         INCOME           SITUATIONS         INVESTORS        SECURITIES           CASH
            ------------------------------------------------------------------------------------------------------------------------

            $  4,460,471      $    428,480      $    738,551      $     29,166      $    139,990      $    896,359      $ 20,467,180
                   51.88             22.65              9.53             17.70             48.42             11.36              1.00
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
             231,409,240         9,705,075         7,038,394           516,235         6,778,327        10,182,640        20,467,180



                  82,260             8,778             9,393             5,680             5,754            (3,086)        2,675,063
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
            $231,326,980      $  9,696,297      $  7,029,001      $    510,555      $  6,772,573      $ 10,185,726      $ 17,792,117


            $147,163,880      $  7,469,018      $  5,619,061      $    514,272      $  3,953,346      $ 10,007,874      $ 20,467,180


------------------------------------------------------------------------------------------------------------------------------------


            $  1,477,724      $     25,552      $     86,307      $       --        $       --        $    594,767      $  1,000,202

               2,258,521           105,176            75,175             7,336            65,138           105,249           305,160
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
                (780,797)          (79,624)           11,132            (7,336)          (65,138)          489,518           695,042



              24,601,080           908,362           430,009            76,016           471,003          (156,001)             --
              15,644,927           198,110           370,233            29,864           165,063              --                --
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
              40,246,007         1,106,472           800,242           105,880           636,066          (156,001)             --
               1,069,647           688,223           826,576            16,782         1,405,570           329,439              --
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
              41,315,654         1,794,695         1,626,818           122,662         2,041,636           173,438              --
            ------------      ------------      ------------      ------------      ------------      ------------      ------------
            $ 40,534,857      $  1,715,071      $  1,637,950      $    115,326      $  1,976,498      $    662,956      $    695,042
            ============      ============      ============      ============      ============      ============      ============



                                                 See notes to financial statements.
------------------------------------------------------------------------------------------------------------------------------------

                                                                               9


========================================
THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
========================================

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1998

                      1997 INCREASE/(DECREASE) FROM OPERATIONS
                        Net investment income/(expense) ................................................................
                        Net realized gain/(loss) from sale of investments ..............................................
                        Reinvested realized gain distributions .........................................................
                        Net change in unrealized appreciation/(depreciation) of investments ............................
                        Net increase/(decrease) resulting from operations ..............................................

                      CONTRACT TRANSACTIONS
                        Net contract purchase payments .................................................................
                        Transfers between investment divisions .........................................................
                        Administrative charges .........................................................................
                        Redemptions and annuity benefits--Note 4 .......................................................
                        Transfers--other ...............................................................................
                        Net increase/(decrease) from contract transactions .............................................

                      ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD ...................................
                      TOTAL INCREASE/(DECREASE) IN NET ASSETS ..........................................................
                        NET ASSETS AT DECEMBER 31, 1996 ................................................................
                        NET ASSETS AT DECEMBER 31, 1997 ................................................................

                      1998 INCREASE/(DECREASE) FROM OPERATIONS
                        Net investment income/(expense) ................................................................
                        Net realized gain/(loss) from sale of investments ..............................................
                        Reinvested realized gain distributions .........................................................
                        Net change in unrealized appreciation/(depreciation) of investments ............................
                        Net increase/(decrease) resulting from operations ..............................................

                      CONTRACT TRANSACTIONS
                        Net contract purchase payments .................................................................
                        Transfers between investment divisions .........................................................
                        Administrative charges--Note 4 .................................................................
                        Redemptions and annuity benefits ...............................................................
                        Transfers--other ...............................................................................
                        Net increase/(decrease) from contract transactions .............................................
                      ACTUARIAL INCREASE IN RESERVES FOR CONTRACTS IN PAYMENT PERIOD ...................................
                      TOTAL INCREASE/(DECREASE) IN NET ASSETS ..........................................................
                        NET ASSETS AT DECEMBER 31, 1997 ................................................................
                        NET ASSETS AT DECEMBER 31, 1998--NOTE 3 ........................................................



                                                 See notes to financial statements.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                        INVESTMENT DIVISIONS
            ------------------------------------------------------------------------------------------------------------------------
                                                                                     VALUE LINE
                                                                   VALUE LINE         LEVERAGED        VALUE LINE
              GUARDIAN                           VALUE LINE          SPECIAL           GROWTH        U.S. GOVERNMENT     VALUE LINE
             PARK AVENUE       VALUE LINE         INCOME           SITUATIONS         INVESTORS        SECURITIES           CASH
            ------------------------------------------------------------------------------------------------------------------------

            $   (364,364)     $    (40,244)     $     61,320      $     (6,270)     $    (56,678)     $    677,650     $    720,158
              17,648,492           579,402           225,732             6,228           377,593          (618,987)            --
              19,979,111         1,744,863           495,950            87,677           466,719              --               --
              22,943,346          (315,668)          431,823            48,858           345,570           914,634             --
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
              60,206,585         1,968,353         1,214,825           136,493         1,133,204           973,297          720,158
            ------------      ------------      ------------      ------------      ------------      ------------     ------------

               3,401,837           131,359           111,683            17,205            69,173           330,369          680,811
               2,593,421          (250,803)          188,559             4,042            35,846          (622,765)      (1,948,300)
                (136,832)           (8,754)           (6,623)             (850)           (4,557)          (10,037)         (22,012)
             (29,859,341)         (972,170)       (1,620,181)         (132,063)         (694,981)       (3,238,338)      (4,002,361)
                    1,879               13              (167)              133                (9)               14              (17)
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
             (23,999,036)       (1,100,355)       (1,326,729)         (111,533)         (594,528)       (3,540,757)      (5,291,879)
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
                  30,822              --                 954              --               1,377            11,702           11,832
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
              36,238,371           867,998          (110,950)           24,960           540,053        (2,555,758)      (4,559,889)
             188,659,702         9,847,018         7,574,463           484,293         5,065,886        13,620,966       20,483,282
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
            $224,898,073      $ 10,715,016      $  7,463,513      $    509,253      $  5,605,939      $ 11,065,208     $ 15,923,393
            ============      ============      ============      ============      ============      ============     ============

            $   (780,797)     $    (79,624)     $     11,132      $     (7,336)     $    (65,138)     $    489,518     $    695,042
              24,601,080           908,362           430,009            76,016           471,003          (156,001)            --
              15,644,927           198,110           370,233            29,864           165,063              --               --
               1,069,647           688,223           826,576            16,782         1,405,570           329,439             --
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
              40,534,857         1,715,071         1,637,950           115,326         1,976,498           662,956          695,042
            ------------      ------------      ------------      ------------      ------------      ------------     ------------


               2,852,025            70,932            63,932             5,261            50,468           163,340          575,150
              (5,345,420)         (246,868)         (195,028)            2,168          (112,061)          627,388        5,269,821
                (139,786)           (8,155)           (5,134)             (882)           (4,349)           (7,435)         (16,738)
             (31,500,878)       (2,550,400)       (1,937,049)         (120,539)         (745,692)       (2,338,743)      (4,667,300)
                  11,164               751              (412)              (32)             (234)              100               (4)
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
             (34,122,895)       (2,733,740)       (2,073,691)         (114,024)         (811,868)       (1,555,350)       1,160,929
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
                  16,945               (50)            1,229              --               2,004            12,912           12,753
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
               6,428,907        (1,018,719)         (434,512)            1,302         1,166,634          (879,482)       1,868,724
             224,898,073        10,715,016         7,463,513           509,253         5,605,939        11,065,208       15,923,393
            ------------      ------------      ------------      ------------      ------------      ------------     ------------
            $231,326,980      $  9,696,297      $  7,029,001      $    510,555      $  6,772,573      $ 10,185,726     $ 17,792,117
            ============      ============      ============      ============      ============      ============     ============



                                                 See notes to financial statements.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              11

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998


NOTE 1 -- ORGANIZATION

     The Guardian/Value Line Separate Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 6, 1980. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net contract purchase payments to one or more investment divisions within the Account or to the Fixed Rate Option
(FRO). Amounts allocated to the FRO are maintained by GIAC in its general account. The Guardian Park Avenue Fund, one of the investment options available under the contracts, has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. A tax-qualified investment division and a non-tax-qualified investment division have been established within each investment option available in the Account.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of the Account.

Investments

     (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of investments is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

     Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

     Owners of non-tax-qualified contracts are taxed directly on the investment income and realized capital gains distributed by the underlying mutual funds to the Account's non-tax-qualified divisions.

NOTE 3 -- NET ASSETS, DECEMBER 31, 1998

                                                                               ACCUMULATION
                                                               UNITS               UNIT              TOTAL
                                                            OUTSTANDING            VALUE          UNIT VALUE
                                                           -------------       -----------       ------------
TAX-QUALIFIED ACCOUNTS
  The Guardian Park Avenue Fund .......................    1,341,401.409       $171.570338       $230,144,693
  Value Line Fund, Inc. ...............................      125,010.073         77.512813          9,689,882
  Value Line Income Fund, Inc. ........................       89,281.225         78.095792          6,972,488
  Value Line Special Situations Fund, Inc. ............       12,052.540         42.360815            510,555
  Value Line Leveraged Growth Investors, Inc. .........       57,867.370        115.251491          6,669,301
  Value Line U.S. Government Securities Fund, Inc. ....      206,843.428         47.162071          9,755,164
  Value Line Cash Fund, Inc. ..........................      621,582.412         28.118022         17,477,668
NON-TAX-QUALIFIED ACCOUNTS
  The Guardian Park Avenue Fund .......................          363.802        156.582788             56,965
  Value Line Fund, Inc. ...............................              --          66.748835                --
  Value Line Income Fund, Inc. ........................              --          73.553931                --
  Value Line Special Situations Fund, Inc. ............              --          42.155748                --
  Value Line Leveraged Growth Investors, Inc. .........           65.806        115.095887              7,574
  Value Line U.S. Government Securities Fund, Inc. ....              --          47.163601                --
  Value Line Cash Fund, Inc. ..........................        1,459.446         28.118022             41,037
                                                                                                 ------------
                                                                                                  281,325,327
  Contracts receiving annuity payments ................                                             1,987,922
                                                                                                 ------------
  Total Net Assets ....................................                                          $283,313,249
                                                                                                 ============

NOTE 4 -- ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES

     Contractual charges paid to GIAC include:

     (1) an annual fee to cover GIAC's administrative expenses to be deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. Such charge is $30 for a Single Purchase Payment Contract and $35 for a Flexible Purchase Payment Contract. The total amount of these charges in 1998 was $182,479.

     (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners; The total annual charge for the period ending December 31, 1998 was $2,921,755.

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; contingent deferred sales charges in 1998 amounted to $146,831; and,

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

NOTE 5 -- ACCUMULATION UNIT VALUES FOR THE CURRENT YEAR END AND THE FOUR PRIOR YEAR ENDS

                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1998            1997            1996            1995            1994
                                  -----------     -----------     -----------     -----------     -----------
TAX-QUALIFIED ACCOUNTS
  The Guardian Park
    Avenue Fund ..............    $171.570338     $142.844239     $106.975783     $ 85.415119     $ 64.239324
  Value Line Fund, Inc. ......      77.512813       65.095659       54.067255       44.564679       34.065614
  Value Line Income
    Fund, Inc. ...............      78.095792       61.696713       52.560176       45.222228       36.177740
  Value Line Special
    Situations Fund, Inc. ....      42.360815       32.938107       25.181424       23.713301       18.569957
  Value Line Leveraged
    Growth Investors, Inc. ...     115.251491       83.359180       68.003247       56.152490       41.374494
  Value Line U.S.
    Government Securities
      Fund, Inc. .............      47.162071       44.232575       40.899347       39.743747       35.073507
  Value Line Cash Fund,
    Inc. .....................      28.118022       27.033761       25.974172       24.991807       23.942278
NON-TAX-QUALIFIED ACCOUNTS
  The Guardian Park
    Avenue Fund ..............     156.582788      130.366067       97.630911       77.953689       58.627708
  Value Line Fund, Inc. ......      66.748835       56.056010       46.559081       38.376101       29.335015
  Value Line Income Fund,
    Inc. .....................      73.553931       58.108568       49.503397       42.592212       34.073730
  Value Line Special
    Situations Fund, Inc. ....      42.155748       32.778671       25.059541       23.598522       18.480070
  Value Line Leveraged
    Growth Investors, Inc. ...     115.095887       83.242057       67.907692       56.073569       41.316345
  Value Line U.S.
    Government Securities
      Fund, Inc. .............      47.163601       44.234002       40.900662       39.745016       35.074624
  Value Line Cash Fund,
   Inc. ......................      28.118022       27.033761       25.974172       24.991807       23.942278


                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

NOTE 6 -- PURCHASES AND SALES

     During the years ended December 31, 1998 and December 31, 1997, purchases and sales of shares of the Funds were as follows:

                                                   PURCHASES        PURCHASES           SALES            SALES
                                                  DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                     1998             1997              1998             1997
                                                  -----------      -----------      -----------      -----------
The Guardian Park Avenue Fund ................    $26,002,121      $28,757,901      $45,532,365      $32,991,819
Value Line Fund, Inc. ........................        352,262        2,151,626        2,982,340        1,539,131
Value Line Income Fund, Inc. .................        661,382        1,125,897        2,358,534        1,888,027
Value Line Special Situations Fund, Inc. .....        902,468          115,214          996,627          139,053
Value Line Leveraged Growth
  Investors Fund, Inc. .......................        233,089          614,731          949,895          792,540
Value Line U.S. Government
  Securities Fund, Inc. ......................      2,500,922        2,329,086        3,571,505        5,175,751
Value Line Cash Fund, Inc. ...................     16,376,539        6,976,200       14,315,408       11,531,715
                                                  -----------      -----------      -----------      -----------
  Total ......................................    $47,028,783      $42,070,655      $70,706,674      $54,058,036
                                                  ===========      ===========      ===========      ===========

             NOTE: In some instances the calculation of total assets may not agree due to rounding.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF
THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
AND THE CONTRACTOWNERS OF THE GUARDIAN/VALUE LINE
SEPARATE ACCOUNT, "VALUE GUARD"


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Guardian Park Avenue, Value Line, Value Line Income, Value Line Special Situations, Value Line Leveraged Growth Investors, Value Line U.S. Government Securities and Value Line Cash investment divisions (constituting The Guardian/Value Line Separate Account, "Value Guard") at December 31, 1998, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

=======================---------------------------------------------------------
SCHEDULE OF INVESTMENTS
=======================
December 31, 1998

o THE GUARDIAN PARK AVENUE FUND

--------------------------------------------------------------------------------
COMMON STOCKS -- 94.6%
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
     58,500   Alliant Techsystems, Inc.*                         $    4,822,594
     80,000   Cordant Technologies, Inc.                              3,000,000
     68,800   General Dynamics Corp.                                  4,033,400
    138,950   Precision Castparts Corp.                               6,148,537
     50,000   Sundstrand Corp.                                        2,593,750
    128,200   United Technologies Corp.                              13,941,750
                                                                 --------------
                                                                     34,540,031
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.9%
     93,000   Alaska Air Group, Inc.*                                 4,115,250
    348,000   AMR Corp., DE*                                         20,662,500
     43,000   Comair Hldgs., Inc.                                     1,451,250
    100,000   Continental Airlines, Inc.*                             3,350,000
    400,000   Delta Airlines, Inc.                                   20,800,000
     37,000   UAL Corp.*                                              2,208,438
    225,000   US Airways Group, Inc.*                                11,700,000
                                                                 --------------
                                                                     64,287,438
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.5%
    176,000   Ethan Allen Interiors, Inc.                             7,216,000
    141,000   Furniture Brands Int'l., Inc.*                          3,842,250
    180,000   Herman Miller, Inc.                                     4,837,500
     60,000   Leggett & Platt, Inc.                                   1,320,000
                                                                 --------------
                                                                     17,215,750
--------------------------------------------------------------------------------
AUTOMOTIVE -- 2.4%
     93,525   DaimlerChrysler AG                                      8,984,245
  1,230,000   Ford Motor Co.                                         72,185,625
                                                                 --------------
                                                                     81,169,870
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.4%
     38,000   Arvin Industries, Inc.                                  1,584,125
     20,990   Danaher Corp.                                           1,140,019
    104,500   Kaydon Corp.                                            4,186,531
    282,933   Meritor Automotive, Inc.                                5,994,643
                                                                 --------------
                                                                     12,905,318
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
    190,000   Amgen, Inc.*                                           19,866,875
    118,500   Genentech, Inc.*                                        9,442,969
     90,000   Sepracor, Inc.*                                         7,931,250
                                                                 --------------
                                                                     37,241,094
--------------------------------------------------------------------------------
BROADCASTING -- 2.3%
    579,100   CBS Corp.*                                             18,965,525
    155,000   Comcast Corp.                                           9,096,562
    676,900   Infinity Broadcasting Corp.*                           18,530,137
    310,000   MediaOne Group, Inc.*                                  14,570,000
    300,000   Tele-Communications, Inc.*                             16,593,750
                                                                 --------------
                                                                     77,755,974
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 1.1%
     33,000   Centex Construction Products, Inc.                      1,340,625
     16,500   Crossman Communities, Inc.*                               455,813
    150,000   D.R. Horton, Inc.                                       3,450,000
    182,500   Lafarge Corp.                                           7,391,250
    163,000   Lennar Corp.                                            4,115,750
    143,400   Lone Star Industries, Inc.                              5,278,912
     50,555   Martin Marietta Materials, Inc.                         3,143,889
     77,840   Southdown, Inc.                                         4,607,155
     24,000   U.S. Home Corp.*                                          798,000
     38,600   Vulcan Materials Co.                                    5,078,312
                                                                 --------------
                                                                     35,659,706
--------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.0%
     40,000   AFC Cable Systems, Inc.*                                1,345,000
--------------------------------------------------------------------------------
CHEMICALS -- 0.2%
    233,400   Cambrex Corp.                                           5,601,600
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.2%
     48,000   America Online, Inc.*                                   7,680,000
    128,700   BMC Software, Inc.*                                     5,735,194
      8,000   ChoicePoint, Inc.*                                        516,000
    200,000   Computer Associates Int'l., Inc.                        8,525,000
     27,000   DST Systems, Inc.*                                      1,540,688
    118,700   J.D. Edwards*                                           3,368,112
  1,082,000   Microsoft Corp.*                                      150,059,875
    318,400   Novell, Inc.*                                           5,771,000
    455,000   Oracle Corp.*                                          19,621,875
     74,000   Sterling Software, Inc.*                                2,002,625
    100,000   SunGuard Data Systems, Inc.*                            3,968,750
     36,000   Wind River Systems, Inc.*                               1,692,000
                                                                 --------------
                                                                    210,481,119
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 11.8%
    405,200   Apple Computer, Inc.*                                  16,587,875
    910,300   Compaq Computer Corp.                                  38,175,706
    180,900   EMC Corp.*                                             15,376,500
    340,000   Hewlett Packard Co.                                    23,226,250
     77,200   Honeywell, Inc.                                         5,814,125
    602,100   Int'l. Business Machines                               11,237,975
    459,600   Lexmark Int'l. Group, Inc.*                            46,189,800
    150,000   Pitney Bowes, Inc.                                      9,909,375
     57,300   SCI Systems, Inc.*                                      3,309,075
    208,200   Seagate Technology*                                     6,298,050
  1,765,600   Storage Technology Corp.*                              62,789,150
    370,200   Sun Microsystems, Inc.*                                31,698,375
    235,000   Xerox Corp.                                            27,730,000
                                                                 --------------
                                                                    398,342,256
--------------------------------------------------------------------------------
CONGLOMERATES -- 0.4%
    190,000   Textron, Inc.                                          14,428,125
--------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.0%
     14,400   Alberto-Culver Co.                                        363,600
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 12.8%
    515,000   Abbott Laboratories                                    25,235,000
    261,640   Allegiance Corp.                                       12,198,965
    218,000   Arterial Vascular Engineering, Inc.*                   11,445,000
    242,600   Biomet, Inc.                                            9,764,650
--------------------------------------------------------------------------------
See notes to financial statements                *Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
    603,200   Bristol-Myers Squibb Corp.                         $   80,715,700
    354,000   Johnson & Johnson                                      29,691,750
    345,000   Medtronic, Inc.                                        25,616,250
    437,200   Merck & Co., Inc.                                      64,568,975
    490,000   Mylan Laboratories, Inc.                               15,435,000
     27,000   Patterson Dental Co.*                                   1,174,500
    884,900   Pfizer, Inc.                                          110,999,644
     27,000   Safeskin Corp.*                                           651,375
    586,500   Schering-Plough Corp.                                  32,404,125
    170,100   Warner-Lambert Co.                                     12,789,394
                                                                 --------------
                                                                    432,690,328
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.0%
    998,000   General Electric Co.                                  101,858,375
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.1%
     46,000   Analogic Corp.                                          1,730,750
     30,600   Dynatech Corp.*                                            84,150
                                                                 --------------
                                                                      1,814,900
--------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.1%
    495,300   Frontier Oil Corp.*                                     2,445,544
    114,100   Giant Industries, Inc.                                  1,069,688
                                                                 --------------
                                                                      3,515,232
--------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.9%
    400,000   Carnival Corp.                                         19,200,000
    147,000   Viacom, Inc.*                                          10,878,000
                                                                 --------------
                                                                     30,078,000
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 3.2%
          6   BankBoston Corp.                                              234
    260,000   Bank of New York, Inc.                                 10,465,000
    106,000   BB&T Corp.                                              4,273,125
     26,000   CCB Financial Corp.                                     1,482,000
     15,000   Centura Banks, Inc.                                     1,115,625
     81,000   City National Corp.                                     3,371,625
     94,050   Comerica, Inc.                                          6,413,034
     71,269   Commerce Bankshares, Inc.                               3,028,922
     20,100   Cullen Frost Bankers, Inc.                              1,102,988
     67,500   Firstar Corp.                                           6,294,375
     40,000   FirstMerit Corp.                                        1,075,000
    470,000   Fleet Financial Group, Inc.                            21,003,125
     53,548   Hubco, Inc.                                             1,613,134
     14,631   M & T Bank Corp.                                        7,592,575
    187,600   Mellon Bank Corp.                                      12,897,500
     61,965   National City Corp.                                     4,492,462
     34,500   Premier Bancshares, Inc., GA                              903,469
    231,504   Premier National Bancorp, Inc                           4,297,293
    114,000   Union Bancal Corp.                                      3,883,125
    150,000   U.S. Bancorp, Inc.                                      5,325,000
     15,000   U.S. Trust Corp.                                        1,140,000
     52,000   Webster Financial Corp.                                 1,426,750
     36,000   Westamerica Bancorp                                     1,323,000
     49,600   Zions Bancorp                                           3,093,800
                                                                 --------------
                                                                    107,613,161
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 3.2%
    124,800   A.G. Edwards, Inc.                                   $  4,648,800
    302,400   American Express Co.                                   30,920,400
    155,000   Countrywide Credit Industries, Inc.                     7,779,062
     40,000   Duff & Phelps Credit Rating Co.                         2,192,500
    154,800   Federal Home Loan Mortgage Corp                         9,974,925
    396,500   Federal National Mortgage Assn.                        29,341,000
    200,000   Jefferies Group, Inc.                                   9,925,000
    218,666   Legg Mason, Inc.                                        6,901,646
    251,775   Morgan Keegan, Inc.                                     4,736,517
     31,000   Ragen MacKenzie Group, Inc.*                              370,063
     18,525   Raymond James Financial, Inc.                             391,341
                                                                 --------------
                                                                    107,181,254
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.9%
    126,600   Astoria Financial Corp.                                 5,791,950
    110,000   BankAtlantic Bancorp, Inc.                                783,750
    198,593   BankAtlantic Bancorp, Inc. Class A1,                      278,442
     16,000   California Federal Bancorp, Inc.*                         194,000
    227,106   Charter One Financial, Inc.                             6,302,191
     70,500   Coastal Bancorp, Inc.                                   1,233,750
     20,000   Coast Federal Litigation Trust*                           132,500
     46,350   Commercial Federal Corp.                                1,074,741
    220,000   Dime Bancorp, Inc.                                      5,816,250
     46,400   Golden State Bancorp, Inc.*                               771,400
     46,400   Golden State Bancorp, Inc.* (warrants)                    211,700
     13,560   Pacific Crest Capital, Inc.                               200,010
    525,949   Sovereign Bancorp, Inc.                                 7,494,773
                                                                 --------------
                                                                     31,285,457
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.2%
    170,000   Anheuser-Busch Cos., Inc.                              11,156,250
     72,842   CKE Restaurants, Inc.                                   2,144,286
     96,512   Earthgrains Co.                                         2,985,840
    125,000   Hershey Foods Corp.                                     7,773,437
     53,200   Interstate Bakeries Corp.                               1,406,475
    885,000   Philip Morris Cos., Inc.                               47,347,500
     69,000   Tootsie Roll Industries, Inc.                           2,699,625
                                                                 --------------
                                                                     75,513,413
--------------------------------------------------------------------------------
FOOTWEAR -- 0.1%
    107,200   Footstar, Inc.*                                         2,680,000
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
    336,700   Dial Corp.                                              9,722,212
    173,600   Procter & Gamble Co.                                   15,851,850
                                                                 --------------
                                                                     25,574,062
--------------------------------------------------------------------------------
INSURANCE -- 3.0%
    371,200   Allstate Corp.                                         14,337,600
     50,000   Ambac Financial Group, Inc.*                            3,009,375
    148,000   American Bankers Insurance
               Group, Inc.                                            7,159,500
      7,770   Berkshire Hathaway, Inc.*                              18,259,500
    134,000   Chicago Title Corp.                                     6,289,625
     99,000   Cigna Corp.                                             7,653,937
     24,000   Enhance Financial Svcs. Group, Inc.                       720,000
--------------------------------------------------------------------------------
See notes to financial statements                *Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
     36,300   Fidelity National Financial, Inc.                  $    1,107,150
     37,000   Financial Sec. Assur. Hldgs. Ltd.                       2,007,250
    180,200   Hartford Financial Svcs. Group, Inc                     9,888,475
    150,000   Horace Mann Educators Corp.                             4,275,000
     54,000   Jefferson Pilot Corp.                                   4,050,000
     63,120   Liberty Financial Cos., Inc.                            1,704,240
     50,800   Lincoln National Corp., Inc.                            4,156,075
     50,600   MBIA, Inc.                                              3,317,462
    229,500   Old Republic Int'l. Corp.                               5,163,750
    134,000   Penn America Group, Inc.                                1,214,375
     58,000   Reinsurance Group of America                            3,523,500
    184,500   State Auto Financial Corp.                              2,283,188
     10,100   Transamerica Corp.                                      1,166,550
     30,000   W.R. Berkley Corp.                                      1,021,875
                                                                 --------------
                                                                    102,308,427
--------------------------------------------------------------------------------
LODGING -- 0.0%
    135,000   Prime Hospitality Corp.*                                1,425,938
                                                                  --------------
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.2%
    100,500   AAR Corp.                                               2,399,438
    100,000   Graco, Inc.                                             2,950,000
     25,000   SPX Corp.*                                              1,675,000
                                                                 --------------
                                                                      7,024,438
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 3.6%
    120,400   Dayton Hudson Corp.                                     6,531,700
    125,000   Federated Department Stores, Inc.*                      5,445,312
    215,000   Fred Meyer, Inc., DE*                                  12,953,750
    143,750   Saks, Inc.*                                             4,537,109
     27,300   Shopko Stores, Inc.*                                      907,725
    376,800   TJX Cos., Inc.                                         10,927,200
  1,001,900   Wal-Mart Stores, Inc.                                  81,592,231
                                                                 --------------
                                                                    122,895,027
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.7%
     84,150   Cardinal Health, Inc.                                   6,384,881
    261,956   CVS Corp.                                              14,407,580
     75,000   Walgreen Co.                                            4,392,187
                                                                 --------------
                                                                     25,184,648
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 1.9%
    240,000   Albertson's, Inc.                                      15,285,000
    140,000   Kroger Co.*                                             8,470,000
    428,050   Safeway, Inc.*                                         26,084,297
    333,500   Supervalu, Inc.                                         9,338,000
    200,000   Sysco Corp.                                             5,487,500
                                                                 --------------
                                                                     64,664,797
--------------------------------------------------------------------------------
MERCHANDISING-MASS -- 0.1%

    191,400   K Mart Corp.*                                           2,930,813
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 3.9%
     75,000   Abercrombie & Fitch Co.*                                5,306,250
    111,500   Best Buy, Inc.*                                         6,843,312
     69,000   BJ's Wholesale Club, Inc.*                              3,195,563
    130,000   Costco Cos., Inc.*                                      9,384,375
    540,000   GAP, Inc.                                              30,375,000
    740,000   Home Depot, Inc.                                       45,278,750
    261,600   Lowes Cos., Inc.                                       13,390,650
    356,250   Pier 1 Imports, Inc.                                    3,451,172
    159,000   Ross Stores, Inc.                                       6,260,625
    250,000   Tandy Corp.                                            10,296,875
                                                                 --------------
                                                                    133,782,572
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.1
    113,100   Avis Rent A Car, Inc.*                                  2,735,606
     58,066   Nielsen Media Research, Inc.                            1,045,188
                                                                 --------------
                                                                      3,780,794
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.7%
     90,000   A.C. Nielsen Corp.*                                     2,542,500
    180,000   American Greetings Corp.                                7,391,250
     36,000   Interpublic Group Cos., Inc.                            2,871,000
    190,000   Valassis Communications, Inc.*                          9,808,750
                                                                 --------------
                                                                     22,613,500
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.0%
    280,000   Anadarko Petroleum Corp.*                               8,645,000
    238,900   Basin Exploration, Inc.*                                3,001,181
     64,300   Callon Petroleum Co.*                                     747,488
    263,600   Chieftain Int'l., Inc.*                                 3,789,250
    153,000   Devon Energy Corp.                                      4,695,187
    100,300   Petromet Resources Ltd.*                                  181,794
    196,500   Rigel Energy Corp.*                                     1,285,574
    182,400   St. Mary Land & Exploration Co.                         3,374,400
     91,300   Snyder Oil Corp.                                        1,215,431
    152,100   Vastar Resources, Inc.                                  6,568,819
                                                                 --------------
                                                                     33,504,124
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.5%
    260,000   Halliburton Co.                                         7,702,500
    292,000   Transocean Offshore, Inc.                               7,829,250
     94,200   Willbros Group, Inc.*                                     523,988
                                                                 --------------
                                                                     16,055,738
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
    110,000   Conoco, Inc.*                                           2,296,250
     71,000   Sunoco, Inc.                                            2,560,438
    284,000   Tesoro Petroleum, Inc.*                                 3,443,500
                                                                 --------------
                                                                      8,300,188
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 1.4%
    168,800   Chevron Corp.                                          13,999,850
    443,700   Exxon Corp.                                            32,445,562
                                                                 --------------
                                                                     46,445,412
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.3%
    215,000   Kimberly Clark Corp.                                   11,717,500
--------------------------------------------------------------------------------
PUBLISHING AND PRINT -- 1.3%
    210,000   Dun & Bradstreet Corp.                                  6,628,125
    584,000   Time Warner, Inc.                                      36,244,500
                                                                 --------------
                                                                     42,872,625
--------------------------------------------------------------------------------
See notes to financial statements                *Non-income producing security.

HE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
     45,000   Central Newspapers, Inc.                           $    3,214,688
     86,400   Gannett Co., Inc.                                       5,572,800
    191,400   Harte-Hanks Communications                              5,454,900
    160,000   Knight Ridder, Inc.*                                    8,180,000
    304,000   New York Times Co.                                     10,545,000
     50,000   Tribune Co.                                             3,300,000
      5,700   Washington Post Co.                                     3,294,244
                                                                 --------------
                                                                     39,561,632
--------------------------------------------------------------------------------
RAILROADS -- 0.3%
    182,500   Kansas City Southern Inds., Inc                         8,976,719
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.7%
    432,000   Advanced Micro Devices, Inc.*                          12,501,000
    230,800   Intel Corp.                                            27,364,225
    281,100   Motorola, Inc.                                         17,164,669
                                                                 --------------
                                                                     57,029,894
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.2%
    196,000   Jones Apparel Group, Inc.*                              4,324,250
     53,000   Westpoint Stevens, Inc.*                                1,672,813
                                                                 --------------
                                                                      5,997,063
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.3%
    108,000   GATX Corp.                                              4,090,500
    239,500   Maritrans, Inc.                                         1,571,719
    120,000   Sea Containers Ltd.                                     3,592,500
                                                                 --------------
                                                                      9,254,719
--------------------------------------------------------------------------------
TRUCKERS -- 0.0%
     18,000   FRP Pptys., Inc.*                                         486,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.1%
     95,000   BEC Energy                                              3,912,813
     95,000   Carolina Power and Light Co.                            4,470,937
     50,000   Cinergy Corp.                                           1,718,750
    174,000   Consolidated Edison, Inc.                               9,200,250
    148,000   DQE                                                     6,502,750
    204,464   Duke Energy Co.                                        13,098,475
     85,600   Energy East Corp.                                       4,836,400
    185,000   Florida Progress Corp.                                  8,290,312
    255,000   FPL Group, Inc.                                        15,714,375
    152,100   IPALCO Enterprises                                      8,432,044
     21,500   Minnesota Power & Light Co.                               946,000
    100,000   Montana Power Co.*                                      5,656,250
     60,200   New Century Energies, Inc.                              2,934,750
     58,000   NIPSCO Industries, Inc.                                 1,765,375
    155,000   Teco Energy, Inc.                                       4,369,062
    160,000   Texas Utilities Co.                                     7,470,000
    130,000   Utilicorp United, Inc.*                                 4,769,375
                                                                 --------------
                                                                    104,087,918
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 12.3%
    206,000   Airtouch Communications, Inc.*                         14,857,750
    680,700   Ameritech Corp.                                        43,139,362
    666,200   AT & T Corp.                                           50,131,550
    650,000   Bell Atlantic Corp.                                    34,450,000
  1,716,200   BellSouth Corp.                                        85,595,475
    120,000   Ciena Corp.*                                            1,755,000
    440,000   GTE Corp.                                              28,600,000
    225,000   Lucent Technologies, Inc.                              24,750,000
    905,120   MCI WorldCom, Inc.*                                    64,942,360
    586,200   SBC Communications, Inc.                               31,434,975
    191,000   Sprint Corp.                                           16,067,875
     95,500   Sprint PCS*                                             2,208,438
    285,000   U.S. West, Inc.                                        18,418,125
                                                                 --------------
                                                                    416,350,910
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
               (COST $2,233,382,187)                             $3,198,392,459
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.9%
--------------------------------------------------------------------------------
Principal

Amount                                                                     Value
--------------------------------------------------------------------------------
$199,706,000  State Street Bank & Trust Co.
              repurchase agreement,
              dated 12/31/98, maturity
              value $199,816,948 at 5.00%,
              due 1/4/99 (collateralized by
              $25,505,000 Federal Farm Credit
              Bank Notes, 4.90%, due 11/16/00,
              by $51,005,000 Federal Farm
              Credit Bank Notes, 5.32%,
              due 1/4/99, by $25,505,000
              Federal Home Loan Bank Notes,
              5.01%, due 10/29/99, by
              $25,505,000 Federal Home
              Loan Bank Notes, 5.60%,
              due 8/24/00, by $50,705,000
              Federal Home Loan Mortgage
              Corp. Notes, 5.02%, due 11/05/99,
              and by $25,505,000 Federal
              National Mortgage Assn. Notes,
              4.85%, due 11/20/00)                               $  199,706,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
                 (COST $199,706,000)                                199,706,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
  (COST $2,433,088,187)                                           3,398,098,459
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.5%)                                        (17,841,737)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                             $3,380,256,722
--------------------------------------------------------------------------------
See notes to financial statements                *Non-income producing security.

====================------------------------------------------------------------
FINANCIAL STATEMENTS
====================

o THE GUARDIAN PARK AVENUE FUND

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
December 31, 1998
--------------------------------------------------------------------------------
ASSETS
  Investments, at market (cost $2,433,088,187)                   $3,398,098,459
  Cash                                                                  133,047
  Receivable for securities sold                                     23,609,561
  Receivable for fund shares sold                                     4,824,243
  Dividends receivable                                                2,774,450
  Interest receivable                                                    27,762
--------------------------------------------------------------------------------
               TOTAL ASSETS                                       3,429,467,522
--------------------------------------------------------------------------------
LIABILITIES
  Payable for securities purchased                                   28,975,388
  Payable for fund shares redeemed                                   13,189,863
  Accrued expenses                                                      605,036
  Due to affiliates                                                   6,440,513
-------------------------------------------------------------------------------
               TOTAL LIABILITIES                                     49,210,800
--------------------------------------------------------------------------------
               NET ASSETS                                        $3,380,256,722
================================================================================
COMPONENTS OF NET ASSETS
  Shares of beneficial interest, at par                          $      651,922
  Additional paid-in capital                                      2,337,705,600
  Undistributed net investment income                                   363,075
  Accumulated net realized gain on
    investments                                                      76,525,853
-------------------------------------------------------------------------------
  Net unrealized appreciation of
    investments                                                     965,010,272
--------------------------------------------------------------------------------
               NET ASSETS                                        $3,380,256,722
================================================================================
NET ASSETS:
  Class A                                                        $2,990,767,483
  Class B                                                        $  389,489,239
--------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A                                                            57,642,930
  Class B                                                             7,549,254
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
  Class A                                                                $51.88
  Class B                                                                $51.59
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)**                             $54.32
--------------------------------------------------------------------------------
  ** Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.


=======================
STATEMENT OF OPERATIONS
=======================
Year Ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                        $ 34,442,506
  Interest                                                           10,278,149
  Less: Foreign tax withheld                                             (6,449)
--------------------------------------------------------------------------------
      Total Income                                                   44,714,206
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees -- Note 2                                 14,957,011
  Administrative fees -- Class A -- Note 2                            4,433,726
  Administrative fees -- Class B -- Note 2                              770,635
  12b-1 fees -- Note 3                                                2,311,906
  Transfer agent fees                                                 2,591,121
  Custodian fees                                                        410,253
  Registration fees                                                     292,560
  Printing expense                                                      290,500
  Trustees' fees -- Note 2                                               24,000
  Audit fees                                                             20,500
  Legal fees                                                             12,500
  Insurance expense                                                       3,828
  Other                                                                     700
-------------------------------------------------------------------------------
      Total Expenses                                                 26,119,240
--------------------------------------------------------------------------------
Net Investment Income                                                18,594,966
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS -- NOTE 5
  Net realized gain on
    investments -- Note 1                                           240,110,403
  Net change in unrealized appreciation
    of investments -- Note 5                                        321,166,359
-------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS                                                  561,276,762
-------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
    FROM OPERATIONS                                                $579,871,728
===============================================================================

See notes to financial statements

THE GUARDIAN PARK AVENUE FUND
(Continued)
==================================
STATEMENT OF CHANGES IN NET ASSETS
==================================
                                                     Year Ended December 31,
                                                 -------------------------------
                                                        1998          1997
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                          $   18,594,966    $ 17,523,581
  Net realized gain on
    investments                                     240,110,403     250,113,783
  Net change in unrealized
    appreciation of
      investments                                   321,166,359     296,292,118
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                   579,871,728     563,929,482
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
  Net investment income
     Class A                                        (18,598,388)    (17,140,750)
     Class B                                                 --         (15,027)
  Net realized gain on
     investments
     Class A                                       (199,305,595)   (200,697,619)
     Class B                                        (25,414,666)    (16,602,423)
--------------------------------------------------------------------------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS
    TO SHAREHOLDERS                                (243,318,649)   (234,455,819)
--------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets
    from capital share
      transactions -- Note 6                        529,325,454     756,713,154
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                          865,878,533   1,086,186,817

NET ASSETS:
Beginning of year                                 2,514,378,189   1,428,191,372
--------------------------------------------------------------------------------
End of year*                                     $3,380,256,722  $2,514,378,189
================================================================================
* Includes undistributed net
  investment income of                           $      363,075  $      367,804


                                               See notes to financial statements
22

====================------------------------------------------------------------
NOTES TO
FINANCIAL STATEMENTS
====================------------------------------------------------------------
December 31, 1998


o THE GUARDIAN PARK AVENUE FUND


NOTE 1. ACCOUNTING POLICIES

     The Guardian Park Avenue Fund (the Fund or GPAF) is a series of The Park Avenue Portfolio, which is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Significant accounting policies of the Fund are as follows:

     The Fund offers three classes of shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Fund's average daily net assets. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of up to .25% on an annual basis of the Fund's average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or, if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as mortgage- backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. Repurchase agreements are carried at cost which approximates market value (see Note 4). Investment transactions are recorded on the date of purchase or sale.

     Security gains or losses are determined on the identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF is permitted to buy international securities that are not U.S. dollar-denominated. GPAF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of December 31, 1998 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

     GPAF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GPAF. When a forward contract is closed, GPAF will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. GPAF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Dividends and Distributions to Shareholders

     GPAF distributes each year as dividends or capital gains distributions substantially all realized earnings by the Fund, if any.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles
(GAAP). Differences between the recognition of income on an income tax basis and a GAAP basis may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     The Fund qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code) and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 1998, GPAF reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments.

     Increase (decrease) to the various capital accounts were as follows:

                                                   ACCUMULATED
                         UNDISTRIBUTED             NET REALIZED
                         NET INVESTMENT              GAIN ON
                             INCOME                INVESTMENTS
                         --------------            ------------
     GPAF                   $ (1,307)                 $ 1,307

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND
PAYMENTS TO RELATED PARTIES

     The Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), an indirect wholly-owned subsidiary of The Guardian Life Insurance Company of America. The investment advisory agreement provides, among other things, for the quarterly payment by the Fund of a fee calculated at an annual rate of .50% of the average daily net assets of the Fund.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 for each meeting of the Board of Trustees. An annual fee of $1,000 was also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Fund are affiliated with GISC.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Fund on behalf of the Class A and Class B shares, the Fund pays GISC an administrative service fee at an annual rate of .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 1998, GPAF Class A shares paid an annualized rate of .17% of its average daily net assets under the Administrative Services Agreement.

NOTE 3. UNDERWRITING AGREEMENT AND
DISTRIBUTION PLAN

     The Fund has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Fund. As compensation for its services, GISC received aggregate sales commissions of $6,911,800 for the year ended December 31, 1998.

     Under a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of the Fund.

     GISC is entitled to retain any CDSL imposed on certain redemptions on Class B shares. For the year ended December 31, 1998, such charges were $683,670.

NOTE 4. REPURCHASE AGREEMENTS

     Collateral under repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $1,804,252,390 and $1,526,575,824, respectively, during the year ended December 31, 1998.

     The cost of investments owned at December 31, 1998 for federal income tax purposes was substantially the same as the cost for financial reporting purposes.


     Gross unrealized appreciation and depreciation of investments aggregated $999,654,014 and $34,643,742, respectively, resulting in net unrealized appreciation of $965,010,272.

NOTE 6. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into three classes, designated as Class A, Class B and Institutional Class shares. Through December 31, 1998, no Institutional Class shares of the Fund were sold. Transactions in shares of beneficial interest were as follows:

                                          Year Ended        Year Ended         Year Ended          Year Ended
                                         December 31,      December 31,       December 31,        December 31,
                                         ------------      ------------       ------------        ------------
                                             1998              1997               1998                1997
--------------------------------------------------------------------------------------------------------------
                                                     Shares                                 Amount
--------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                               18,152,958        17,883,364        $885,038,761        $799,066,805
Shares issued in reinvestment of
  dividends and distributions              4,072,601         4,641,797         209,800,362         208,919,318
Shares repurchased                       (14,727,389)       (9,104,998)       (721,647,093)       (403,755,099)
--------------------------------------------------------------------------------------------------------------
NET INCREASE                               7,498,170        13,420,163        $373,192,030        $604,231,024
==============================================================================================================

CLASS B
Shares sold                                3,603,391         3,236,995        $176,030,617        $143,714,212
Shares issued in reinvestment
  of distributions                           474,635           359,417          24,340,017          16,167,277
Shares repurchased                          (912,470)         (162,809)        (44,237,210)         (7,399,359)
--------------------------------------------------------------------------------------------------------------
NET INCREASE                               3,165,556         3,433,603        $156,133,424        $152,482,130
==============================================================================================================


====================------------------------------------------------------------
FINANCIAL HIGHLIGHTS
====================------------------------------------------------------------

o The Guardian Park Avenue Fund

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:
----------------------------------------------------------------------------------------------------------

                                                               ==========================================
                                                                               CLASS A
                                                               ==========================================
                                                                        Year Ended December 31,
                                            ------------------------------------------------------------------------------
                                                1998             1997             1996            1995             1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $    46.12       $    37.91       $    33.97        $  26.89         $28.63
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           0.35             0.40             0.42            0.33           0.31
  Net realized and unrealized gain/
    (loss) on investments                         9.38            12.61             8.41            8.87          (0.72)
--------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) from
    investment operations                         9.73            13.01             8.83            9.20          (0.41)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
  Net investment income                          (0.34)           (0.39)           (0.42)          (0.33)         (0.31)
  Distributions in excess
    of net investment income                       --               --             (0.01)            --             --
  Net realized gain on investments               (3.63)           (4.41)           (4.46)          (1.79)         (1.02)
--------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions              (3.97)           (4.80)           (4.89)          (2.12)         (1.33)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $    51.88       $    46.12         $  37.91        $  33.97       $  26.89
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                    21.30%           34.85%           26.49%          34.28%         (1.44)%
==========================================================================================================================


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's omitted)                         $2,990,767       $2,312,632       $1,392,186        $972,275       $640,917
  Ratio of expenses
    to average net assets                         0.78%            0.79%            0.79%           0.81%          0.84%
  Ratio of net investment income to
    average net assets                            0.72%            0.95%            1.19%           1.07%          1.15%
  Portfolio turnover rate                           55%              50%              81%             78%            54%
==========================================================================================================================
  * Excludes effect of sales load.


====================------------------------------------------------------------
FINANCIAL HIGHLIGHTS
====================------------------------------------------------------------

o The Guardian Park Avenue Fund

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:
----------------------------------------------------------------------------------------------------------
                                                                ==========================================
                                                                                CLASS B
                                                                ==========================================

                                                             Year Ended       Year Ended       May 1, 1996*
                                                            December 31,     December 31,     to December 31,
                                           ------------------------------------------------------------------

                                                                 1998             1997              1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    46.02       $    37.90        $  36.26
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                    (0.08)            0.00            0.05
  Net realized and unrealized gain
    on investments                                                 9.28            12.54            6.10
-------------------------------------------------------------------------------------------------------------
  Net increase from investment
    operations                                                     9.20            12.54            6.15
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
  Net investment income                                             --             (0.01)          (0.05)
  Net realized gain/(loss)
    on investments                                                (3.63)           (4.41)          (4.46)
-------------------------------------------------------------------------------------------------------------
  Total dividends and distributions                               (3.63)           (4.42)          (4.51)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    51.59       $    46.02        $  37.90
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                                     20.16%           33.53%          17.35%
=============================================================================================================


RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000's omitted)                                          $  389,489       $  201,746        $ 36,006
  Ratio of expenses
    to average net assets                                          1.70%            1.73%           1.77%(a)
  Ratio of net investment income/(loss)
    to average net assets                                         (0.21)%           0.00%           0.04%(a)
  Portfolio turnover rate                                            55%              50%             81%
=============================================================================================================
   *  Commencement of operations.
  **  Excludes effect of sales load.
  (a) Annualized.


===========================
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
===========================


BOARD OF TRUSTEES AND SHAREHOLDERS
THE GUARDIAN PARK AVENUE FUND
(ONE OF THE FUNDS CONSTITUTING THE
PARK AVENUE PORTFOLIO)


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Guardian Park Avenue Fund (one of the funds constituting the Park Avenue Portfolio), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Park Avenue Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                ERNST & YOUNG LLP
                                                  [CORPORATION SIGNATURE]]


New York, New York
February 10, 1999

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








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


     [Envelope Return Address]             [GUARDIAN LOGO]
     [GUARDIAN LOGO]                       GUARDIAN
     GUARDIAN                              Annual Report
                                           to Contractowners
     THE GUARDIAN INSURANCE
       & ANNUITY COMPANY, INC.
     201 PARK AVENUE SOUTH                 [VALUE GUARD LOGO]
     NEW YORK, NY 10003                    VALUE GUARD



                                           THE GUARDIAN/VALUE LINE
                                           SEPARATE ACCOUNT

                                           THE GUARDIAN
                                           INSURANCE & ANNUITY
                                           COMPANY, INC.

                                           A WHOLLY OWNED SUBSIDIARY OF
                                           THE GUARDIAN LIFE INSURANCE
                                           COMPANY OF AMERICA


     [Envelope Addressee]                  Executive Offices
     BULK RATE MAIL                        201 Park Avenue South
     U.S. POSTAGE PAID                     New York, NY 10003
     PERMIT NO. 1104
     CLIFTON, NJ                           Customer Service Office
                                           P.O. Box 26210
                                           Lehigh Valley, PA 18002-6210
                                           1-800-221-3253

                                           DECEMBER 31, 1998